                                                             EXHIBIT 22(a)(i)(c)

                               AMENDED SCHEDULE A

                                       TO

    AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND

                       SCHEDULE OF PORTFOLIOS AND CLASSES

                          AS AMENDED OCTOBER 18, 2004

                     PORTFOLIO                               CLASS OF SHARES
----------------------------------------------------      ----------------------
1.    Balentine Premier Money Market Portfolio            Service

2.    CRM Large Cap Value Fund                            Institutional
                                                          Investor
                                                          Retail

3.    CRM Mid Cap Value Fund                              Institutional
                                                          Investor
                                                          Retail

4.    CRM Small Cap Value Fund                            Institutional
                                                          Investor
                                                          Retail

5.    CRM Small/Mid Cap Value Fund                        Institutional
                                                          Investor

6.    Roxbury Large Cap Growth Fund                       Institutional
                                                          Investor

7.    Roxbury Mid Cap Fund                                A
                                                          B
                                                          C
                                                          Institutional Shares
                                                          Investor Shares

8.    Roxbury Small Cap Growth Fund                       Institutional
                                                          Investor

9.    Wilmington Broad Market Bond Portfolio              Institutional
                                                          Investor

10.   Wilmington International Strategic Allocation       Institutional
      Fund                                                Investor

11.   Wilmington Large Cap Core Portfolio                 Institutional
                                                          Investor

12.   Wilmington Large Cap Strategic Allocation Fund      Institutional
                                                          Investor
                                                          Service

13.   Wilmington Large Cap Value Portfolio                Institutional
                                                          Investor

14.   Wilmington Mid Cap Strategic Allocation             Institutional

                     PORTFOLIO                               CLASS OF SHARES
----------------------------------------------------      ----------------------
      Fund                                                Investor
                                                          Service

15.   Wilmington Municipal Bond Portfolio                 Institutional
                                                          Investor

16.   Wilmington Premier Money Market Portfolio           Institutional
                                                          Service

17.   Wilmington Prime Money Market Portfolio             Investor
                                                          Service

18.   Wilmington Short-Term Income Portfolio              Institutional
                                                          Investor

19.   Wilmington Short/Intermediate Bond Portfolio        Institutional
                                                          Investor

20.   Wilmington Small Cap Core Portfolio                 Institutional
                                                          Investor

21.   Wilmington Small Cap Strategic Allocation Fund      Institutional
                                                          Investor
                                                          Service

22.   Wilmington Real Estate Strategic Allocation         Institutional
      Fund                                                Investor

23.   Wilmington Tax-Exempt Portfolio                     Investor
                                                          Service

24.   Wilmington U.S. Government Portfolio                Investor
                                                          Service